UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2024

THE GEO GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	1-14260	65-0043078
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4955 Technology Way, Boca Raton, Florida	33431
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (561) 893-0101

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 Par Value	GEO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The GEO Group, Inc. (“GEO” or the “Company”) 2024 Annual Meeting of Shareholders was held on May 3, 2024 (the “Annual Meeting”). At the Annual Meeting, the shareholders of the Company approved The GEO Group, Inc. Second Amended and Restated 2018 Stock Incentive Plan (the “Amended 2018 Plan”).

The GEO Group, Inc. Second Amended and Restated 2018 Stock Incentive Plan

On February 8, 2024, the Compensation Committee approved The GEO Group, Inc. Amended 2018 Plan, subject to shareholder approval. The Company believes the Amended 2018 Plan will advance the interests of the Company and its shareholders by: (i) increasing the number of shares authorized for issuance under The GEO Group, Inc. Amended and Restated 2018 Stock Incentive Plan (the “Prior 2018 Plan”), which will facilitate continuation of the Company’s equity compensation program, and (ii) incorporating the changes discussed below. The Prior 2018 Plan was approved by the shareholders on April 28, 2021. A summary of the principal provisions of the Amended 2018 Plan that modify the Prior 2018 Plan is presented below which is qualified in its entirety by the full text of the Amended 2018 Plan, set forth as Exhibit 10.1 to this Current Report on Form 8-K, which is hereby incorporated by reference.

Principal Provisions of the Amended 2018 Plan that Modify the Prior 2018 Plan

The principal provisions of the Amended 2018 Plan that modify the Prior 2018 Plan include those described below.

Increase in Authorized Number of Shares. The principal modification to the Prior 2018 Plan under the Amendment is an increase in the authorized number of shares available for issuance under the Amended 2018 Plan by 12,400,000 shares.

The Company believes that the increase in the number of shares available for issuance under the Amended 2018 Plan will enable it to continue to fulfill the purpose of the plan, which is to attract, motivate and retain its employees, directors and consultants, and provide them with the incentives to pursue the long-term profitability and success of the Company. In this regard, the Company believes that its equity awards promote achievement of longer term corporate goals, align the interests of plan participants with those of our shareholders and serve as an important element in its provision of equity compensation that is competitive with other companies seeking comparable talent. In addition, its equity awards are an important component of its compensation program and reinforce a pay-for-performance culture. The number of shares that remained available under the Prior 2018 Plan was not sufficient to meet the Company’s anticipated needs with respect to the Company’s equity compensation program in 2024 and beyond.

Modification of Shares Available for Awards. The Amended 2018 Plan modifies how to calculate the number of shares available for future awards after the grant of an award. Under the Prior 2018 Plan, the number of shares of common stock available for future awards is reduced by the full number of shares of common stock subject to any award of options or stock appreciation rights and is reduced by 3.32 shares for every 1 share of common stock subject to an award that may be settled in shares of common stock other than options and stock appreciation rights. Under the Amended 2018 Plan, the number of shares of common stock available for future awards is reduced by the full number of shares of common stock subject to any award of options or stock appreciation rights and is reduced by 1.80 shares for every 1 share of common stock subject to an award that may be settled in shares of common stock other than options and stock appreciation rights. The lower ratio reflects the post-REIT change in the fair value of a GEO stock option relative to a full value share. Since the last plan was approved, GEO’s dividend went from a high distribution under the REIT structure to no dividend under the current structure and the stock market, and GEO specifically, has experienced higher share price volatility. Both of these inputs contribute to a higher stock option fair value.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The GEO 2024 Annual Meeting was held on May 3, 2024. The following matters were voted on at the Annual Meeting: (1) the election of eight directors for a term of one year and until their successors are duly elected and qualified, (2) the ratification of the appointment of Grant Thornton LLP to serve as GEO’s independent registered public accountants for the 2024 fiscal year, (3) the approval, in a non-binding advisory vote, of the compensation paid to GEO’s named executive officers, as disclosed in GEO’s Proxy Statement for the 2024 Annual Meeting of Shareholders, pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, (4) the proposal to approve the Second Amended and Restated 2018 Stock Incentive Plan, (5) the proposal to approve the Amended and Restated Articles of Incorporation to increase the number of authorized shares of our common stock from 187,500,000 to 225,000,000 shares and (6) a shareholder proposal regarding a third-party racial equity audit and report. The final voting results for each matter submitted to a vote of shareholders at the meeting are set forth below.

1.	All of the Board’s director nominees were elected for a term of one year and until their successors are duly elected and qualified, by the votes set forth in the table below:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Thomas C. Bartzokis	73,679,078	577,483	216,792	17,488,932
Jack Brewer	73,688,838	566,841	217,674	17,488,932
Scott M. Kernan	72,925,111	1,328,634	219,608	17,488,932
Lindsay L. Koren	72,947,538	1,252,410	273,405	17,488,932
Terry Mayotte	68,557,740	5,693,545	222,068	17,488,932
Andrew N. Shapiro	72,670,388	1,519,412	283,553	17,488,932
Julie Myers Wood	71,346,962	2,911,389	215,002	17,488,932
George C. Zoley	73,405,507	929,334	138,512	17,488,932

2.	The appointment of Grant Thornton LLP as GEO’s independent registered public accountants for the 2024 fiscal year was ratified by the shareholders, by the votes set forth in the table below:

For:	90,674,586
Against:	1,008,666
Abstain:	279,033
Broker Non-Votes:	0

3.	The shareholders approved, in a non-binding advisory vote, the compensation of GEO’s named executive officers, by the votes set forth in the table below:

For:	63,798,679
Against:	3,676,571
Abstain:	6,998,103
Broker Non-Votes:	17,488,932

4.	The shareholders approved the Second Amended and Restated 2018 Stock Incentive Plan:

For:	64,070,472
Against:	3,380,755
Abstain:	7,022,126
Broker Non-Votes:	17,488,932

5.	The shareholders approved the Amended and Restated Articles of Incorporation to increase the number of authorized shares of our common stock from 187,500,000 to 225,000,000 shares:

For:	80,507,733
Against:	11,211,425
Abstain:	243,127
Broker Non-Votes:	0

A copy of the Company’s Amended and Restated Articles of Incorporation is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

6.	The shareholders did not approve the shareholder proposal regarding a third-party racial equity audit and report, by the votes set forth in the table below:

For:	5,084,714
Against:	68,831,845
Abstain:	556,794
Broker Non-Votes:	17,488,932

Section 9 Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation of The GEO Group, Inc.

10.1	The GEO Group, Inc. Second Amended and Restated 2018 Stock Incentive Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GEO GROUP, INC.

May 9, 2024	By:	/s/ Shayn P. March
Date		Shayn P. March
Acting Chief Financial Officer, Executive Vice President, Finance and Treasurer
(Principal Financial Officer)